SUPPLEMENT DATED NOVEMBER 2, 2023

TO THE

MASTERS CHOICE II

PROSPECTUS AND UPDATING SUMMARY PROSPECTUS EACH DATED

MAY 1, 2023, AS SUPPLEMENTED

ISSUED BY DELAWARE LIFE INSURANCE COMPANY

VARIABLE ACCOUNT F

On page 1 of each Prospectus and Page 6 of each Updating Summary Prospectus, the first row in the table under the heading “Important Information you should Consider About the Contract” is deleted in its entirety and replaced with the following:

FEES AND EXPENSES	Location in the Prospectus

Charges for Early Withdrawals

If you withdraw money from your Contract within seven years following your last Purchase Payment, you will be assessed a Withdrawal Charge of up to 8% (as a percentage of Purchase Payments withdrawn), declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment.

Fee Table - Transaction Expenses Withdrawals and Withdrawal Charges

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR

SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE

REFERENCE.